UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

AEROFLEX HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34974	01-0899019
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

AEROFLEX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	033-88878	11-1974412
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

35 South Service Road, P.O. Box 6022
Plainview, New York	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 694-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On May 10, 2011, Aeroflex Holding Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01.       Other Events

Prior to and in connection with the Company’s initial public offering of its common stock in November 2010, all of the Company’s executive officers and directors and its majority stockholder entered into lock-up agreements with the underwriters of the initial public offering pursuant to which they agreed not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock of the Company, or any options or warrants to purchase any shares of common stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of common stock of the Company, whether then beneficially owned or thereafter acquired, for a period of 180 days after the public offering date, November 18, 2010 (the “Lock-Up Period”), subject to extension under certain circumstances (the “Lock-Up Agreements”).  The Lock-Up Agreements provide that if, during the last 17 days of the initial Lock-Up Period, the Company releases earnings results, the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of such earnings results.  As a result of the announcement today by the Company of its financial results for the three months ended March 31, 2011, the Lock-Up Period under the Lock-Up Agreements has automatically been extended through the close of business on May 27, 2011, and the stockholders subject to the Lock-Up Agreements will be able to sell their shares starting on May 28, 2011.

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release, dated May 10, 2011

The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX HOLDING CORP.

By:	/s/ John Adamovich, Jr..
John Adamovich, Jr.
Senior Vice President, Chief
Financial Officer and Secretary

AEROFLEX INCORPORATED

By:	/s/ John Adamovich, Jr.
John Adamovich, Jr.
Senior Vice President, Chief
Financial Officer and Secretary

Date:  May 10, 2011